Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]	Commitments and Contingencies
Legal Matters
The Company is periodically involved in litigation and various legal matters that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes which are not predictable. At the current time, the Company does not believe that any legal matters could have a material adverse effect on its financial position or future results of operations and therefore has not recorded any reserves in relation thereto as of June 30, 2021.
Other
As of June 30, 2021, the Company’s contractual obligations and commitments consisted principally of debt repayments, future minimum payments under non-cancelable time chartered-in agreements and future minimum purchases under non-cancelable purchase agreements. As of June 30, 2021, there have been no significant changes to such arrangements and obligations since December 31, 2020 other than as noted below (see Note 8, Debt, to the condensed consolidated financial statements).
Capital Commitments
In May 2021, the Company entered into an agreement with Daewoo Shipbuilding and Marine Engineering for the construction of one wind turbine installation vessel (“WTIV”). The contract price is $330.0 million and the vessel is expected to be delivered in the third quarter of 2024. As of June 30, 2021, the Company has paid approximately $8.3 million; while $321.7 million remains.